Income Taxes	12 Months Ended
Dec. 31, 2021
Income Taxes [Abstract]
Income Taxes

Note 14 - Income Taxes

The foregoing amounts are management’s estimates and the actual results could differ from those estimates. Future profitability in this competitive industry depends on continually obtaining and fulfilling new profitable sales agreements and modifying products. The inability to increase sales could reduce estimates of future profitability, which could affect the Company’s ability to realize the deferred tax assets. Significant components of the Company’s deferred tax assets and liabilities are summarized as follows:

	December 31,	December 31,
	2021	2020
Deferred tax assets:
Net operating loss carryforwards	$1,761,274	$1,447,335
Deferred compensation	90,002	133,671
Deferred tax asset	1,851,277	1,581,006
Less valuation allowance	(1,851,277)	(1,581,006)

Deferred tax asset, net	$--	$--

Based upon the net losses historically incurred and, the prospective global economic conditions, management believes that it is not more likely than not that the deferred tax asset will be realized and has provided a valuation allowance of 100% of the deferred tax asset.

A reconciliation of the income tax (benefit) provision for the years ended December 31, 2021 and 2020 to the income tax (benefit) provision recognized in the financial statements is as follows:

	December 31,	December 31,
	2021	2020
U.S. statutory federal rate	21%	21%
State income tax rate, net of federal benefit	6%	6%
Change in valuation allowance	(27)%	(27)%

Effective tax rate	--	--

On December 22, 2017, the Tax Cuts and Jobs Act (the “Act”) was signed into law. The Act decreases the U.S. corporate federal income tax rate from a maximum of 34% to a flat 21% effective January 1, 2018. The Act also includes a number of other provisions including, among others, the elimination of net operating loss carrybacks and limitations on the use of future losses, the repeal of the Alternative Minimum Tax regime and the repeal of the domestic production activities deduction. These provisions are not expected to have a material effect on the Corporation. Given the significant complexity of the Act and anticipated additional implementation guidance from the Internal Revenue Service, further implications of the Act may be identified in future periods.

The Company provided a valuation allowance equal to the deferred income tax asset for the year ended December 31, 2021 and 2020 because it was not known whether future taxable income will be sufficient to utilize the loss carryforward. The increase in the allowance was $270,271 in fiscal 2021. The potential tax benefit arising from the loss carryforward of approximately $4,474,000 accumulated through December 31, 2017 will expire in 2037 and the fiscal 2018, 2019, 2020 and 2021 net operating loss carryforward of approximately $2,300,340 may be carried forward indefinitely.

Additionally, the future utilization of the net operating loss carryforward to offset future taxable income may be subject to an annual limitation as a result of ownership changes or business changes that could occur in the future. If necessary, the deferred tax assets will be reduced by any carryforward that expires prior to utilization as a result of such limitations, with a corresponding reduction of the valuation allowance. The Company does not have any uncertain tax positions or events leading to uncertainty in a tax position. The Company’s 2019, 2020 and 2021 Corporate Income Tax Returns are subject to Internal Revenue Service examination.